                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               November 15, 2004

                      Tropical Sportswear Int'l Corporation
             (Exact name of registrant as specified in its charter)

         Florida                    0-23161                  59-3424305
(State or other jurisdiction      (Commission               (IRS Employer
    of incorporation)              File Number            Identification No.)

                     4902 W. Waters Avenue, Tampa, FL 33634
                    (Address of principal executive offices)

Registrant's telephone number, including area code            813-249-4900

         (Former name or former address, if changed since last report.)

        Check the appropriate  box  below  if the Form 8-K filing is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written  communications  pursuant  to Rule 425 under the
    Securities Act (17 CFR 230.425)

|_| Soliciting  material  pursuant  to Rule 14a-12 under the
    Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b)
    under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c)
    under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01         Completion of Acquisition or Disposition of Assets

Item 9.01         Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information (unaudited).

                  Not Applicable.

         (c)      Exhibits

                  Exhibit 99.1      Press Release dated November 15, 2004

                                   SIGNATURES

         Pursuant to the requirements  of  the  Securities Exchange Act of 1934, the registrant  has  duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Tropical Sportswear Int'l Corporation

Date:    November 16, 2004
                                   Robin J. Cohan
                                   Executive Vice President,
                                   Chief Financial Officer and Treasurer
                                   (in the dual capacity of duly authorized
                                   officer and principal accounting officer)